                             STOCK PLEDGE AGREEMENT
                                 (CO-BORROWERS)


To: THE CIT GROUP/BUSINESS CREDIT, INC.

Address: 300 South Grand Ave., 3rd Floor
         Los Angeles, CA  90071

                                 March 29, 2001

Gentlemen:

Reference is made to a certain Financing Agreement dated of even date herewith, as amended (herein called the "Financing Agreement") between you and the undersigned (each a "Company" and collectively, the "Companies"). Capitalized terms used herein and defined in the Financing Agreement shall have the same meanings as set forth therein unless otherwise specifically defined herein. As security for: the full and indefeasible payment and performance when due of all now existing and future Obligations of the Companies to you, whether absolute or contingent, however acquired by you, and whether arising under the Financing Agreement as now written or as amended or supplemented or augmented hereafter, or by virtue of any guaranty now or hereafter executed by any Company in your favor, in law or otherwise (all of which are herein called the "Secured Obligations"), each Company hereby pledges, assigns, transfers, delivers and sets over to you all of its right, title and interest in and to the securities listed on the attached schedule, issued as indicated on said schedule (the "Securities").

This pledge includes all right, title and interest in and to and a continuing lien upon and security interest in, all of said Securities together with any and all rights, coupons, warrants or rights to subscribe, options, dividends, liquidating dividends, splits, dividends paid in stock, dividends paid in Securities, new or reclassified Securities, or any other property which such Company is or may hereafter become entitled to receive on account of such Securities, any and all increments, substitutions, additions or replacements thereof, and any and all proceeds thereof (all collectively hereinafter referred to as the "Pledged Collateral").

This Stock Pledge Agreement is executed as an inducement to you to make loans or advances to the Companies or issue guaranties at the request of the Companies, or otherwise to extend credit or financial accommodations to the Companies or to enter into or continue a financing arrangement with the Companies, and is executed in consideration of your doing or having done any of the foregoing.

Each Company agrees that any of the foregoing shall be deemed to have been done or extended by you in consideration of and in reliance upon the execution of this Stock Pledge Agreement.

The Companies shall be in default under this Pledge Agreement upon the occurrence of any Event of Default under the Financing Agreement (herein any such default shall be referred to as an "Event of Default").

In the event of the happening of any such Event of Default, then on ten (10) days prior notice to the Companies, without the curing of such default within such time, you may, to the extent permitted by applicable law, without demand of performance, advertisement or notice of intention to sell, or of the time or place of sale, and without notice to redeem, or other notice or demand whatsoever to or upon the Companies (all and each of which demands, advertisements and/or notices are hereby expressly waived), forthwith or at any time or times thereafter during the continuance of such Event of Default, transfer to and/or register in your name, or the name of your nominee, any or all of the Pledged Collateral and/or collect, receive, appropriate and realize upon said Pledged Collateral. In addition, to the extent permitted by applicable law, and also without any of the aforesaid demands, advertisements, and/or notices, upon the occurrence of any Event of Default as defined herein, you may sell, assign, transfer and deliver the whole or any part of the Pledged Collateral then held by you under this Stock Pledge Agreement or subject to this Stock Pledge Agreement in one or more parcels, at public or private sale or sales, at any Exchange Broker's Board, at your office or elsewhere, on such terms and conditions, and at such prices as you may deem advisable, for cash, upon credit, or for future delivery, with the right on your part to become the purchaser thereof at any such sale or sales, free and clear of any right to equity of redemption (which right or equity is hereby expressly waived and released). Any notice of sale, disposition, or other intended action by you required by applicable law and sent to the Companies at least ten (10) days prior to such action shall constitute reasonable notice to the Companies. Prior to exercising your rights contained herein you may in your discretion forward the various coupons coming due on any bonds covered hereby directly to the Companies for collection.

Net proceeds of any such disposition as aforesaid, after deduction all costs, including reasonable attorney's fees and expenses of every kind incurred therein, shall be applied to the payment in whole or in part, in such order as you may elect, of any of the Secured Obligations, whether then due or not due. You agree to pay over and return any remaining balance to the Companies or to any person entitled thereto, upon proper demand being made therefor, and if there be any deficiency, the Companies shall continue to be fully liable for same.

Further, you are hereby expressly granted the right and irrevocable proxy, in the event of the happening of any Event of Default (as defined herein), and on ten (10)
days prior notice to the Companies, without the curing of such Event of Default within such time, to transfer to yourself or to your nominee any or all of the Pledged Collateral or to register same in your name on the books of the company or entity issuing same; to receive cash dividends, coupons and income thereon and to hold the same as additional collateral security hereunder, or to apply it against the Secured Obligations and to exercise any voting rights with respect to said Collateral for any purposes as you in your discretion deem advisable, and to otherwise exercise as to such Pledged Collateral, all rights, powers and remedies as the owner thereof.

Each Company hereby represents and warrants that the Pledged Collateral is owned by one or more of the Companies absolutely, and is free and clear of all liens and encumbrances except for the pledge in your favor and except for Permitted Encumbrances (as defined in the Financing Agreement); that, except for restrictions under applicable securities law, there are no restrictions upon the pledge or transfer of any of the Pledged Collateral; that one or more of the Companies has full right to pledge and transfer the same in accordance with the terms and conditions of this Stock Pledge Agreement, free of all encumbrances (except said Permitted Encumbrances) and without the consent of any other person, firm, entity or corporation and without the need to notify the issuing company and/or obtain their consent to the pledge; and that said Pledged Collateral is not subject to any assessment. Each Company agrees to defend its title to the Pledged Collateral at its own cost and expense, and to pay, satisfy and discharge and any all assessments, liens or charges now or thereafter placed upon the Pledged Collateral.

Each Company recognizes that you may be unable to effect a public sale of any or all of the Collateral, by reason of certain prohibitions contained in the Securities Act of 1933 and applicable state securities law or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obligated to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Company acknowledges and agrees that any such private sale may result in prices and other terms less favorable to you than if such sale were a public sale and agrees that such circumstances shall not, in and of themselves, result in a determination that such sale was not made in a commercially reasonable manner. You shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the issuer to register such securities for public sale under the Securities Act of 1933, or under applicable state securities laws, even if the issuer agrees to do so.

Each Company affirms and certifies that the Secured Obligations were not, and will not be, incurred for the purpose of providing or obtaining any credit for purchasing or trading in registered equity securities or other marketable securities.

Each Company hereby agrees at your request to execute all necessary stock powers in blank, to have the signatures on said powers guaranteed, to execute a letter or other form confirming that the Pledged Collateral is not being pledged to you for the purpose of providing or obtaining any credit for purchasing or trading in registered equity securities or other marketable securities, and to execute any further documents or papers whatsoever reasonably requested by you in order to carry out the intent and purpose of this Stock Pledge Agreement.

The pledge provided for herein shall be in addition to, and shall not be deemed to affect, modify or limit any other rights, collateral, agreements or security which you may now or hereafter hold whether granted or given to you by the Companies or by any other person, firm or corporation.

It is understood and agreed that the rights and remedies herein enumerated are not intended to be exhaustive but are in addition to any other rights or remedies at law or in equity. You shall have the absolute right in your sole discretion to determine the order in which your rights and remedies are to be exercised, and your exercise of any right or remedy shall not preclude the exercise of any other rights or remedies or be deemed to be a waiver thereof. No act of forbearance, or agreement to forebear the enforcement of, or extension of the date of maturity of, any Secured Obligation, shall in any way constitute a release of, or a waiver or relinquishment of any of your rights or remedies.

This Stock Pledge Agreement is to be governed by the laws of the State of California shall be binding on the heirs, administrators, executors, successors and assigns of the Companies, and shall inure to the benefit of you and your successors and assigns.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

     Very truly yours,



TWIN LABORATORIES INC.,
a Utah corporation

By: __________________________
Title:


ADVANCED RESEARCH PRESS, INC.,
a New York corporation

By: __________________________
Title:

CHANGES INTERNATIONAL, INC.,
a Florida corporation

By:_________________________
Title:


PR NUTRITION, INC.,
a  California corporation

By:_________________________
Title:


HEALTH FACTORS INTERNATIONAL, INC.,
a Delaware corporation

By:_________________________
Title:

BRONSON LABORATORIES, INC.,
a Delaware corporation

By:_________________________
Title:

                       SCHEDULE TO STOCK PLEDGE AGREEMENT


Issuer                    Owner                            Certificate #

              # of Shares